                                                                EXHIBIT 10.13

                    FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
                              REVOLVING LOAN AGREEMENT

     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Amendment") made this 21st day of October, 1998, by and among ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation ("Parent"), ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS CORP., a Maryland corporation ("QRS"), ARE ACQUISITIONS, LLC, a Delaware limited liability company ("ARE"), the other Borrowers whose names are set forth on the signature pages of this Amendment (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis), each lender whose name is set forth on the signature pages of this Amendment as "Banks" (collectively, the "Banks" and individually, a "Bank") and BANKBOSTON, N.A., as Managing Agent (the "Managing Agent").

                                 W I T N E S S E T H:

     WHEREAS, Borrowers, Managing Agent and certain of the Banks entered into that certain First Amended and Restated Revolving Loan Agreement dated as of August 4, 1998 (the "Loan Agreement"); and

     WHEREAS, BankBoston has assigned a portion of its Commitment to certain of the other Banks;

     WHEREAS, Borrowers have requested that Managing Agent and the Banks modify certain provisions of the Loan Agreement; and

     WHEREAS, as a condition to such modification, Managing Agent and the Banks have required that Borrowers execute this Amendment;

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. DEFINITIONS. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     2. MODIFICATION OF THE LOAN AGREEMENT. Borrowers, the Banks and Managing Agent do hereby modify and amend the Loan Agreement as follows:

          (a) By deleting in its entirety the definition of the term "Borrowing Base" appearing in Section 1.1 of the Loan Agreement, and inserting in lieu thereof the following:

          "'BORROWING BASE' means, as of any date of determination, the LESSER OF (a) the maximum amount which, when added to the total outstanding balance of all unsecured Indebtedness of Parent and its Subsidiaries (including the Loans), would not exceed fifty-seven and one-half percent (57.5%) of the aggregate Asset Value of the Unencumbered Asset Pool, and (b) the maximum amount which would not cause the Test Debt Service Coverage Amount for the Unencumbered Asset Pool to be less than two (2). Notwithstanding the foregoing, commencing on the first to occur of (i) the occurrence of (A) any Equity Offering or (B) the encumbrance of any Real Estate which as of October 1, 1998 was Unencumbered (excluding the Encumbrance of any such Real Estate for the purpose of obtaining a construction loan to finance the construction of improvements to such Real Estate) if such event (i.e.
          (A) or (B)) results in net proceeds greater than $20,000,000.00 and if, after giving effect to such occurrence the Borrowers would be in compliance with all of their obligations and covenants relating to the Borrowing Base if the figure 'fifty-seven and one-half percent (57.5%)' appearing in clause (a) of this definition were reduced to 'fifty percent (50%)', and (ii) June 1, 1999, and continuing at all times thereafter, the figure 'fifty-seven and one-half percent (57.5%)' appearing in clause (a) of this definition shall be reduced to 'fifty percent (50%).'"; and

          (b) By deleting in its entirety Schedule 1 to EXHIBIT E, and inserting in lieu thereof Schedule 1 attached hereto and made a part hereof.

     3. MODIFICATION FEE. Upon the execution hereof, Borrowers shall pay to the Managing Agent for the account of the Banks in accordance with their separate agreement a fee as set forth in a separate agreement between the Borrowers and the Managing Agent. Managing Agent shall pay to each of the Banks a portion of such fee in accordance with their separate agreement. Such fee shall be fully earned when paid and non-refundable under any circumstances.

     4. REFERENCES TO LOAN AGREEMENT. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement, as modified and amended herein.

     5. REPRESENTATIONS. Borrowers represent and warrant to Managing Agent and the Banks as follows:

          (a) Each of the Borrowers has all requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder.

          (b) The execution, delivery and performance by each of Borrowers of this Amendment have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not and will not:

               (i) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrowers;

               (ii) Violate or conflict with any provision of Borrowers' charter, articles of incorporation, bylaws or other organizational agreements, as applicable;

               (iii) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrowers;

               (iv)   Violate any Requirement of Law applicable to Borrowers;
                      or

               (v) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Borrowers are a party or by which Borrowers or any of their Property is bound or affected.

          (c) Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by any of Borrowers of this Amendment.

          (d) This Amendment will, when executed and delivered by Borrowers, constitute the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, EXCEPT as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing Agent otherwise agrees or directs):

               (i) at least one (1) executed counterpart of this Amendment, together with arrangements satisfactory to the Managing Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrowers;

               (ii) with respect to each of Borrowers, such documentation as the Managing Agent may require to establish its authority to execute, deliver and perform this Amendment, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, INCLUDING certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto (or certifications acceptable to Managing Agent that there have been no changes to any of such items from those previously delivered to the Managing Agent pursuant to the Loan Agreement), certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like; and

               (iii) opinions of counsel to the Borrowers in form and substance satisfactory to the Managing Agent;

          (b)  The fee payable pursuant to Paragraph 3 shall have been paid.

          (c) The Managing Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Managing Agent or the Managing Agent's special counsel may reasonably have requested.

     7. NO DEFAULT. By execution hereof, each of the Borrowers certifies that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     8. WAIVER OF CLAIMS. Each of the Borrowers acknowledges, represents and agrees that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Managing Agent or any Bank, or any past or present officers, Managing Agents or employees of Managing Agent or any Bank, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     9. RATIFICATION. Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Loan Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, waiver, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers under the Loan Documents.

     10. AMENDMENT AS LOAN DOCUMENT. This Amendment shall constitute a Loan Document.

     11. COUNTERPARTS. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     12. MISCELLANEOUS. This Amendment shall be construed and enforced in accordance with the laws of the State of California. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.





                           [Signatures on Following Pages.]

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                              BORROWERS:

                              ALEXANDRIA REAL ESTATE EQUITIES, INC.



                              By: /s/ PETER J. NELSON
                                  ---------------------------------
                                    Its: C.F.O.

                              ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                              By:  ARE-QRS Corp., its general partner



                                   By: /s/ PETER J. NELSON
                                       -----------------------------
                                         Its: C.F.O.

                              ARE-QRS CORP.



                              By: /s/ PETER J. NELSON
                                  ---------------------------------
                                    Its: C.F.O.

                              ARE ACQUISITIONS, LLC
                              ARE-708 QUINCE ORCHARD, LLC
                              ARE-940 CLOPPER ROAD, LLC
                              ARE-1201 HARBOR BAY, LLC
                              ARE-1401 RESEARCH BOULEVARD, LLC
                              ARE-1500 EAST GUDE, LLC

                              By:  ARE-QRS Corp., their managing member

                                   By: /s/ PETER J. NELSON
                                       ----------------------------
                                         Its: C.F.O.

                              ARE-4757 NEXUS CENTRE, LLC
                              ARE-215 COLLEGE ROAD, LLC
                              ARE-819/863 MITTEN ROAD, LLC
                              ARE-6166 NANCY RIDGE, LLC
                              ARE-150/154 TECHNOLOGY PARKWAY, LLC
                              ARE-8000/9000/10000 VIRGINIA MANOR, LLC
                              ARE-19 FIRSTFIELD ROAD, LLC
                              ARE-10150 OLD COLUMBIA, LLC
                              ARE-11025 ROSELLE STREET, LLC
                              ARE-100/800/801 CAPITOLA, LLC
                              ARE-170 WILLIAMS DRIVE, LLC
                              ARE-3005 FIRST AVENUE, LLC
                              ARE-15020 SHADY GROVE, LLC

                              By: Alexandria Real Estate Equities, L.P., their sole member

                                   By:  ARE-QRS Corp., its general partner


                                   By: /s/ PETER J. NELSON
                                       ----------------------------
                                         Its: C.F.O.

                              ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                              ARE-280 POND STREET, LLC

                              By:  AREE-Holdings, L.P., their managing member

                                   By:  ARE-GP Holdings QRS Corp., its general
                                        partner


                                   By: /s/ PETER J. NELSON
                                       ----------------------------
                                         Its: C.F.O.

                              ARE-5100/5110 CAMPUS DRIVE, L.P.
                              ARE-702 ELECTRONIC DRIVE

                              By:  AREE-Holdings, L.P., their general partner

                                   By:  ARE-GP Holdings QRS Corp., its general
                                        partner


                                        By: /s/ PETER J. NELSON
                                            ----------------------------
                                              Its: C.F.O.


                              ARE-10933 NORTH TORREY PINES, LLC
                              ARE-11099 NORTH TORREY PINES, LLC

                              By: Alexandria Real Estate Equities, Inc., their sole member


                                   By: /s/ PETER J. NELSON
                                       ----------------------------
                                         Its: C.F.O.


                              BANKS AND MANAGING AGENT:

                              BANKBOSTON, N.A., individually and as Managing
                              Agent


                              By: /s/ DANIEL P. STEGEMOELLER
                                  ---------------------------------
                                    Its: Vice President


                              SOCIETE GENERALE SOUTHWEST AGENCY, individually and as Syndication Agent


                              By: /s/ SCOTT GOSSLEE
                                  ---------------------------------
                                    Its: Vice President

                              KEYBANK NATIONAL ASSOCIATION,
                              individually and as Documentation Agent


                              By: /s/ MARY ELLEN FOWLER
                                  ---------------------------------
                                    Its: Vice President


                              DRESDNER BANK AG, New York Branch and Grand Cayman Branch, individually and as Co-Agent


                              By: /s/ CHRISTOPHER E. SARISKY
                                  ---------------------------------
                                    Its: Assistant Vice President

                              Attest: /s/ BEVERLY G. CARSON
                                      -----------------------------
                                         Its:


                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY


                              By: /s/ BRIAN H. KELLEY
                                  ---------------------------------
                                    Its: Deputy General Manager


                              CRESTAR BANK


                              By: /s/ GREGORY T. HORSTMAN
                                  ---------------------------------
                                    Its: Vice President


                              RIGGS BANK, N.A.


                              By:
                                  ---------------------------------
                                    Its:

                              SUMMIT BANK


                              By: [ILLEGIBLE]
                                  ---------------------------------
                                    Its: Regional Vice President


                              FIRST AMERICAN BANK TEXAS, S.S.B.


                              By: /s/ JEFFREY SCHULTZ
                                  ---------------------------------
                                    Its: Vice Presient


                              SOVEREIGN BANK


                              By: /s/ THOMAS W. NADEAU
                                  ---------------------------------
                                    Its: Senior Vice President


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY


                              By: [ILLEGIBLE]
                                  ---------------------------------
                                    Its: Vice President


                              NATIONSBANK, N.A.


                              By: /s/ DONALD H. MOSES
                                  ---------------------------------
                                    Its: Senior Vice President


                              CEDARS BANK


                              By: [ILLEGIBLE]
                                  ------------------------------------
                                    Its: Senior Vice President, C.E.O.

                              ADDITIONAL BORROWERS:

                              ARE-5 TRIANGLE DRIVE, LLC
                              ARE-50 WEST WATKINS MILL, LLC
                              ARE-100 PHILLIPS PARKWAY, LLC
                              ARE-279 PRINCETON ROAD, LLC
                              ARE-2001 ALICEANNA STREET, LLC
                              ARE-3770 TANSY STREET, LLC
                              ARE-10505 ROSELLE STREET, LLC

                              By: Alexandria Real Estate Equities, L.P., their sole member

                                   By:  ARE-QRS Corp., a Maryland corporation,
                                        its general partner



                                        By: /s/ PETER J. NELSON
                                            ----------------------------------
                                            Name: Peter J. Nelson
                                            Title: Senior Vice President &
                                                   Chief Finanical Officer


                              ARE-60 WESTVIEW, LLC
                              ARE-377 PLANTATION STREET, LLC

                              By:  AREE-Holdings, L.P., a Delaware limited
                                   partnership, their managing member

                                   By:  ARE-GP Holdings QRS Corp., a Delaware
                                        corporation, its general partner



                                        By: /s/ PETER J. NELSON
                                            ----------------------------------
                                            Name: Peter J. Nelson
                                            Title: Senior Vice President &
                                                   Chief Finanical Officer